UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT
to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 1

Certificate for 65,200 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Jayvee & Co.
199 Bay Street
Commerce Court West
Securities Level
Toronto, Ontario M5L 1G9

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 2

Certificate for 700,450 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Jayvee & Co.
199 Bay Street
Commerce Court West
Securities Level
Toronto, Ontario M5L 1G9

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 3

Certificate for 5,850 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Jayvee & Co.
199 Bay Street
Commerce Court West
Securities Level
Toronto, Ontario M5L 1G9

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 4

Certificate for 607,400 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Jayvee & Co.
199 Bay Street
Commerce Court West
Securities Level
Toronto, Ontario M5L 1G9

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT
to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 5

Certificate for 243,900 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Roytor & Co.
Royal Bank of Canada Corporation
Royal Bank Plaza
South Tower, Second Sub Level
Toronto, ON

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 6	Certificate for 645,500 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Roytor & Co.
Royal Bank of Canada Corporation
Royal Bank Plaza
South Tower, Second Sub Level
Toronto, ON

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT
to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 7

Certificate for 79,850 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Roytor & Co.
Royal Bank of Canada Corporation
Royal Bank Plaza
South Tower, Second Sub Level
Toronto, ON

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 8	Certificate for 137,600 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Roytor & Co.
Royal Bank of Canada Corporation
Royal Bank Plaza
South Tower, Second Sub Level
Toronto, ON

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 9	Certificate for 335,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

BMO Nesbitt Burns Inc. ITF
Pat Robinson
A/C 8053026822
1 First Canadian Place
35th Floor
Toronto, Ontario M5X 1H3

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 10	Certificate for 15,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Gundyco ITF Ron Hoover
ADP #5519849516
161 Bay Street
10th Floor
Brookfield Place
Toronto, Ontario M5J 2S8

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 11	Certificate for 18,334 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Gundyco ITF Ron Hoover
ADP #5009842526
161 Bay Street
10th Floor
Brookfield Place
Toronto, Ontario M5J 2S8

(the **"Holder"**) is the registered Holder of the number of common share purchase warrants (the **"Warrants"**) of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the **"Expiry Date"**), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a **"Share"**) for each Warrant by surrendering to Computershare Trust Company of Canada (the **"Warrant Agent"**) at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the **"Exercise Price"**) upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 12

Certificate for 175,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Canaccord Capital Corporation
2200-609 Granville Street
Vancouver, B.C. V7Y 1H2

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT
to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 13

Certificate for 35,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Canaccord Capital Corporation
2200-609 Granville Street
Vancouver, B.C. V7Y 1H2

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 14

Certificate for 175,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Canaccord Capital Corporation
2200-609 Granville Street
Vancouver, B.C. V7Y 1H2

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 15

Certificate for 300,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

NBCN Inc. ITF William M. Geddes A/C 11-B9NE-S
1410 – 1010 De la Gauchetiere West
Montreal, Quebec H3B 5J2

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO RESPONSE BIOMEDICAL CORPORATION (THE "COMPANY"), (B) OUTSIDE THE UNITED STATES IN AN "OFFSHORE TRANSACTION" IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF A TRANSFER PURSUANT TO PARAGRAPH (C) OR (D), THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 16

Certificate for 166,667 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Duane Alfred Morris
4125-232 Avenue SE
Sammamish, WA 98075 USA

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO RESPONSE BIOMEDICAL CORPORATION (THE "COMPANY"), (B) OUTSIDE THE UNITED STATES IN AN "OFFSHORE TRANSACTION" IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF A TRANSFER PURSUANT TO PARAGRAPH (C) OR (D), THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 17

Certificate for 666,667 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Bastiani Family Trust
Janice Bastiani TTEE
Richard Bastiani TTEE
18700 Serramonte Drive
Los Gatos, CA 95030 USA

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO RESPONSE BIOMEDICAL CORPORATION (THE "COMPANY"), (B) OUTSIDE THE UNITED STATES IN AN "OFFSHORE TRANSACTION" IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF A TRANSFER PURSUANT TO PARAGRAPH (C) OR (D), THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 18

Certificate for 100,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Transitional Investors LLC
2 Park Plaza Ste 470
Irvine, CA 92614

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 19

Certificate for 335,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 20

Certificate for 50,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 21

Certificate for 335,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C.
V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT
to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 22

Certificate for 83,334 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 23

Certificate for 5,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 24

Certificate for 10,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 25

Certificate for 16,500 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 26

Certificate for 7,500 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 27

Certificate for 18,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 28

Certificate for 25,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT
to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 29

Certificate for 33,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 30

Certificate for 100,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 31	Certificate for 68,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 32	Certificate for 333,333 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 33

Certificate for 66,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 34	Certificate for 66,500 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 35

Certificate for 20,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 36

Certificate for 67,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 37

Certificate for 916,667 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 38

Certificate for 330,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 39	Certificate for 335,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Haywood Securities Inc.
2000-400 Burrard Street
Vancouver, B.C. V6C 3A6

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 40

Certificate for 150,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Dundee Securities Corp. ITF
Robert Sali
A/C 125000SN
1 Adelaide Street East
Toronto, ON M5C 2V9

(the **"Holder"**) is the registered Holder of the number of common share purchase warrants (the **"Warrants"**) of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the **"Expiry Date"**), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a **"Share"**) for each Warrant by surrendering to Computershare Trust Company of Canada (the **"Warrant Agent"**) at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the **"Exercise Price"**) upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO RESPONSE BIOMEDICAL CORPORATION (THE "COMPANY"), (B) OUTSIDE THE UNITED STATES IN AN "OFFSHORE TRANSACTION" IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF A TRANSFER PURSUANT TO PARAGRAPH (C) OR (D), THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 41

Certificate for 335,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Todd Patrick
9029 NE 36th St
Yarrow Point, WA 98004 USA

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO RESPONSE BIOMEDICAL CORPORATION (THE "COMPANY"), (B) OUTSIDE THE UNITED STATES IN AN "OFFSHORE TRANSACTION" IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF A TRANSFER PURSUANT TO PARAGRAPH (C) OR (D), THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 42	Certificate 333,300 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Richard Kahn Bear
9062 NE 37th Place
Yarrow Point, WA 98004 USA

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO RESPONSE BIOMEDICAL CORPORATION (THE "COMPANY"), (B) OUTSIDE THE UNITED STATES IN AN "OFFSHORE TRANSACTION" IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF A TRANSFER PURSUANT TO PARAGRAPH (C) OR (D), THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No. 44	Certificate for 3,141,750 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

The Foster Foundation
601 Union Street #3707
Seattle, WA 98101

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO RESPONSE BIOMEDICAL CORPORATION (THE "COMPANY"), (B) OUTSIDE THE UNITED STATES IN AN "OFFSHORE TRANSACTION" IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF A TRANSFER PURSUANT TO PARAGRAPH (C) OR (D), THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

WARRANT
to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 45

Certificate for 335,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

S. Wayne Kay & Susan H. Kay JTWROS
7059 Calle Portone
Rancho Santa Fe, CA 92091 USA

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO RESPONSE BIOMEDICAL CORPORATION (THE "COMPANY"), (B) OUTSIDE THE UNITED STATES IN AN "OFFSHORE TRANSACTION" IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF A TRANSFER PURSUANT TO PARAGRAPH (C) OR (D), THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

WARRANT

to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 46

Certificate for 1,047,250 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Michael Foster
1653 Rambling Lane
Medina, WA 98039 USA

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 1, 2009.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

WARRANT
to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate
No. 47

Certificate for 840,000 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

Barrie Sali
2893 Point Grey Road
Vancouver, BC
V6K 1A7

(the "**Holder**") is the registered Holder of the number of common share purchase warrants (the "**Warrants**") of the Corporation specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on October 28, 2011 (the "**Expiry Date**"), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a "**Share**") for each Warrant by surrendering to Computershare Trust Company of Canada (the "**Warrant Agent**") at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the "**Exercise Price**") upon the exercise of a Warrant shall be CDN.$0.20 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof